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                                                                  EXHIBIT 10.2
                                                                  ------------

                              AMENDMENT NO. 1 TO
                              THE PMI GROUP, INC.
                             EQUITY INCENTIVE PLAN



     THE PMI GROUP, INC., having adopted The PMI Group, Inc. Equity Incentive Plan (the "Plan") and having amended and restated the Plan effective as of August 16, 1999, hereby amends Section 8.9 of the Plan, effective as of June 19, 2000, by substituting the following sentence for the penultimate sentence thereof:

          The amount so withheld shall not exceed the amount determined by using the minimum federal, state, local or foreign jurisdiction statutory withholding rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.

     IN WITNESS WHEREOF, The PMI Group, Inc., by its duly authorized officer, has executed this Amendment No. 1 on the date indicated below.


                            THE PMI GROUP, INC.


Dated: July 6, 2000          By  /s/ Victor J. Bacigalupi
                                -----------------------------------
                             Name:   Victor J. Bacigalupi
                             Title:  Executive Vice President,
                                     General Counsel and Secretary